Fifth Third Funds
	Class A Shares	(KNEMX)
Fifth Third Small Cap Growth Fund	Class B Shares	(FTGBX)
Summary Prospectus	Class C Shares	(FTGCX)
Dated November 23, 2011	Institutional Shares	(KNEEX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated November 23, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go online at http://www.fifththirdfunds.com or call 800.282.5706 or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective
Long-term capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Applicable Sales Charges for the Funds on page 115 of the Fund’s Prospectus and, in the Fund’s Statement of Additional Information, in Purchasing Shares of the Funds on page 77.

SHAREHOLDER FEES				Institutional
(fees paid directly from your investment)	Class A	Class B	Class C	Shares

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%[1]	None	None	None

Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	5.00%[2]	1.00%[3]	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)	None	None	None	None

ANNUAL OPERATING EXPENSES				Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Shares

Management Fees	0.70%	0.70%	0.70%	0.70%

Distribution/Service (12b-1) Fees	0.25%	1.00%	0.75%	None

Other Expenses	0.57%	0.57%	0.82%	0.57%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.53%	2.28%	2.28%	1.28%

Fee Waiver and/or Expense Reimbursement[4]	0.21%	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses after Expense Reimbursement	1.32%	2.07%	2.07%	1.07%

1.

For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge (“CDSC”) of 1% is applicable to redemptions within 12 months of purchase. See “Applicable Sales Charges - Front-End Sales Charges - Class A Shares” on page 115 of the Fund’s Prospectus.

2.

5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Class B shares automatically convert to Class A shares.

3.	The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
4.

Fifth Third Asset Management, Inc., the Fund’s Adviser and Administrator, has contractually agreed to waive fees and expenses through November 23, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 12 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the Adviser’s agreement to waive fees and/or reimburse expenses expires on November 23, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$628	$941	$1,276	$2,220

Class B Shares

Assuming Redemption	$710	$993	$1,402	$2,413

Assuming No Redemption	$210	$693	$1,202	$2,413

Class C Shares

Assuming Redemption	$310	$693	$1,202	$2,601

Assuming No Redemption	$210	$693	$1,202	$2,601

Institutional Shares	$110	$387	$685	$1,531

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies. Small cap companies are defined as those companies included in the Russell 2000® Growth Index and companies with similar market capitalizations. Market capitalization, a common measure of the size of a company, is the market price of a share of a company’s stock multiplied by the number of shares that are outstanding. As of September 30, 2011, the market capitalization of companies included in the Russell 2000 Growth Index ranged from $34 million to $3.3 billion. As of September 30, 2011, the average market capitalization of companies included in the Russell 2000 Growth Index was approximately $1.18 billion and the median market capitalization was approximately $479 million.

The Fund seeks to outperform the Russell 2000 Growth Index over rolling five-year periods. The Adviser believes that stock prices are driven by earnings growth, and that superior returns occur when a company experiences rapid and accelerating growth due to improving fundamentals. The Adviser uses a bottom-up investment process with fundamental research providing the basis for stock selection. The Adviser believes this method is particularly valuable in the small cap universe. The Adviser uses a combination of fundamental, momentum and valuation-based disciplines for portfolio construction, with a particular focus on companies demonstrating above-average growth and strong balance sheets. Quantitative analysis is used to identify stocks the Adviser believes have above-average growth and strong balance sheets. Factors considered include return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Adviser uses a fundamental analysis of financial statements to look for companies that, in its opinion, have stock prices that do not accurately reflect cash flows, tangible assets or management skills.

The Adviser also utilizes a strict sell discipline and may consider selling a security when: it becomes overvalued or less attractive; there is deterioration in a company’s fundamentals, management, or financial reporting; one of the Fund’s holdings has exceeded the Adviser’s position weighting; or a company’s relative strength falls below the Adviser’s target.

The Adviser will look to manage risk through several strategies, which will typically include maintaining minimum and maximum sector and position weightings relative to the Russell 2000 Growth Index and monitoring risk statistics relative to the Russell 2000 Growth Index.

The Fund may engage in securities lending.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks

You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

Equity Securities Risk.   The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. To the extent the Fund invests in equity securities, it is exposed to the risks of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Growth Securities Risk.   Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

Investment Discretion Risk.   There is no guarantee that the Adviser’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund’s investment objective, which could have an adverse impact on the Fund’s performance.

Market and Regulatory Risk.   Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.

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Securities Lending Risk.   The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

Smaller Company Risk.   Stocks of smaller companies are more sensitive to the risks associated with equity securities and therefore may be subject to greater share price fluctuations than companies with larger capitalizations. Also, securities of these smaller companies are often less liquid than securities of larger companies, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so.

Performance
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns for Class B, Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class B, Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

Best quarter:	Q2 2009	25.12%
Worst quarter:	Q4 2008	-30.98%
Year to Date Return (1/1/11 to 9/30/11):		-20.02%

AVERAGE ANNUAL TOTAL RETURNS	Inception	Past	Past	Past
(for periods ended December 31, 2010)[1]	Date	Year	5 Years	10 Years

Class A Shares (with 5.00% sales charge)	12/4/92

Return Before Taxes		22.62%	2.79%	2.41%

Return After Taxes on Distributions		22.62%	0.62%	0.66%

Return After Taxes on Distributions and Sale of Fund Shares		14.70%	1.99%	1.75%

Class B Shares (with applicable Contingent Deferred Sales Charge)	10/29/01

Return Before Taxes		23.15%	2.86%	2.30%

Class C Shares (with applicable Contingent Deferred Sales Charge)	10/29/01

Return Before Taxes		27.76%	3.01%	2.14%

Institutional Shares	11/2/92

Return Before Taxes		29.26%	4.10%	3.20%

Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)		29.09%	5.30%	3.78%

[1]
For the period prior to October 29, 2001, the quoted performance of the Fifth Third Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for the maximum sales charge. Prior to October 29, 2001, the quoted performance for Class B and Class C Shares reflects the performance of the Institutional Shares with an inception date of November 2, 1992, adjusted for expenses and applicable sales charges.

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k)plans.

Management
Investment Adviser
Fifth Third Asset Management, Inc. (“FTAM”).

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Portfolio Manager
Scott Billeadeau, CFA, FTAM Director of Small Cap Growth Strategies, Portfolio Manager of the Fund since February 2005.

The Fifth Third Small Cap Growth Fund is managed by a team of investment professionals. Scott Billeadeau, CFA, is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Billeadeau is assisted in managing the Fund by Martin Hargrave, CFA. Messrs. Billeadeau and Hargrave have served the Fund since February 2005.

Purchases and Sales of Fund Shares
The minimum initial investment in Class A shares, Class C shares or Institutional Shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50. Class B shares are closed to all investments.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next net asset value after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

Tax Information
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

FTF-SP-SCG1111

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